EXHIBIT 99.13

Schedules for Computation of
Performance Quotations

                PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       AVERAGE INITIAL PREMIUM = $45,000.

LAST YEAR ENDING 12/31/96

                   Money Mkt     Mgd Bond       Govt Secty    High Yield  Equity Income   Multi-Strat    Intern'l
Start Date         12/29/95       12/29/95       12/29/95       12/29/95    12/29/95         12/29/95     12/29/95
Beginning AUV     11.840003      16.107165      15.683960      18.815680   18.322250        17.679694    12.521112
End Date           12/31/96       12/31/96       12/31/96       12/31/96    12/31/96         12/31/96     12/31/96
Ending AUV        12.285719      16.583246      15.944148      20.682338   21.609596         19.65213     15.07215
Annual Fee ($30)   $   0.67       $   0.67       $   0.67      $    0.67   $    0.67        $    0.67   $     0.67
CDSC               $  54.00       $  54.00       $  54.00      $   54.00   $   54.00        $   54.00   $    54.00
Ending ERV         $ 981.42       $ 973.35       $ 960.40      $1,042.89   $1,122.98        $1,055.23   $ 1,147.27
AATR W/Drawal         -1.86%         -2.67%         -3.96%          4.29%      12.30%            5.52%       14.73%
AATR  Account          3.54%          2.73%          1.44%          9.69%      17.70%           10.92%       20.13%



                    Growth        Equity Index    Growth LT     Equity    Bond + Income    Emerg Mkts     Aggsv Eqty
Start Date         12/29/95         12/29/95       12/29/95     12/29/95     12/29/95          N/A            N/A
Beginning AUV     19.954357        17.622037      15.111188    12.238202    13.207670
End Date           12/31/96         12/31/96       12/31/96     12/31/96     12/31/96
Ending AUV        24.359206        21.293399       17.58916    15.473789    12.938437
Annual Fee ($30)  $    0.67        $    0.67      $    0.67    $    0.67   $     0.67
CDSC              $   54.00        $   54.00      $   54.00    $   54.00   $    54.00
Ending ERV        $1,164.25        $1,151.86      $1,107.57    $1,207.82   $   923.48
AATR W/Drawal         16.42%           15.19%         10.76%       20.78%       -7.65%
AATR  Account         21.82%           20.59%         16.16%       26.18%       -2.25%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [ERV/$1000]-1
$40 Annual Fee waived if premium received in first contract year is over $50,000 Values include the administrative charge equal to 0.15% of contract values.

                PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       AVERAGE INITIAL PREMIUM = $45,000.

LAST 3 YEARS ENDING 12/31/96

                      Money Mkt     Mgd Bond    Govt Secty    High Yield  Equity Income  Multi-Strat    Intern'l
Start Date            12/31/93      12/31/93      12/31/93     12/31/93      12/31/93      12/31/93      12/31/93
Beginning AUV        11.082836     14.505275     14.262285    16.160379     14.308882     14.692429     11.273385
End Date              12/31/96      12/31/96      12/31/96     12/31/96      12/31/96      12/31/96      12/31/96
Ending AUV           12.285719     16.583246     15.944148    20.682338     21.609596      19.65213      15.07215
Annual Fee ($30)     $    2.00     $    2.00     $    2.00    $    2.00     $    2.00     $     2.00    $    2.00
CDSC                 $   45.00     $   45.00     $   45.00    $   45.00     $   45.00     $   45.00     $   45.00
Ending ERV           $1,056.48     $1,090.97     $1,065.77    $1,226.81     $1,455.97     $1,284.24     $1,283.62
AATR W/Drawal             1.85%        2.94%          2.15%        7.05%        13.34%         8.70%         8.68%
AATR  Account             3.27%        4.34%          3.56%        8.34%        14.50%         9.95%         9.93%


                       Growth     Equity Index   Growth LT      Equity    Bond + Income  Emerg Mkts   Aggsv Eqty
Start Date            12/31/93     12/31/93         N/A        12/31/93      12/31/97          N/A           N/A
Beginning AUV        18.179859    13.058217                   10.424738     11.049717
End Date              12/31/96     12/31/96                    12/31/96      12/31/96
Ending AUV           24.359206    21.293399                   15.473789     12.938437
Annual Fee ($30)     $    2.00   $     2.00                   $    2.00    $     2.00
CDSC                 $   45.00   $    45.00                   $   45.00    $    45.00
Ending ERV           $1,286.40   $ 1,575.77                   $1,430.13    $ 1,118.49
AATR W/Drawal             8.76%       16.37%                      12.67%         3.80%
AATR  Account            10.01%       17.46%                      13.84%         5.18%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000) (to the
 power of (1/3))]-1
$40 Annual Fee waived if premium received in first contract year is over $50,000 Values include the administrative charge equal to 0.15% of contract values.

                PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       AVERAGE INITIAL PREMIUM = $45,000.


LAST 5 YEARS ENDING 12/31/96

                     Money Mkt        Mgd Bond      Govt Secty      High Yield    Equity Income   Multi-Strat  Intern'l
Start Date            12/31/91        12/31/91       12/31/91        12/31/91       12/31/91        12/31/91   12/31/91
Beginning AUV        10.730587       12.251757      12.270529       11.816073      12.854124       13.056322   9.849689
End Date              12/31/91        12/31/91       12/31/91        12/31/91       12/31/91        12/31/91   12/31/91
Ending AUV           12.285719       16.583246      15.944148       20.682338      21.609596        19.65213   15.07215
Annual Fee ($30)     $    3.33       $    3.33      $    3.33       $    3.33      $    3.33       $    3.33  $    3.33
CDSC                 $   27.00       $   27.00      $   27.00       $   27.00      $   27.00       $   27.00  $   27.00
Ending ERV           $1,105.81       $1,312.68      $1,258.99       $1,706.18      $1,637.04       $1,462.77  $1,487.41
AATR W/Drawal             2.03%           5.59%          4.71%          11.28%         10.36%           7.90%      8.26%
AATR Account              2.53%           6.02%          5.16%          11.63%         10.72%           8.30%      8.65%


                       Growth       Equity Index  Growth LT     Equity      Bond + Income  Emerg Mkts  Aggsv Eqty
Start Date            12/31/91        12/31/91      N/A        12/31/91       12/31/91       N/A          N/A
Beginning AUV        12.676199       11.440573                 8.661178       8.779207
End Date              12/31/91        12/31/91                 12/31/91       12/31/91
Ending AUV           24.359206       21.293399                15.473789      12.938437
Annual Fee ($30)     $    3.33       $    3.33                $    3.33      $    3.33
CDSC                 $   27.00       $   27.00                $   27.00      $   27.00
Ending ERV           $1,875.84       $1,815.50                $1,741.57      $1,431.88
AATR W/Drawal            13.41%          12.67%                   11.73%          7.44%
AATR Account             13.73%          13.00%                   12.08%          7.85%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender  Value = [(ERV/$1000) (to the
 power of (1/5))]-1
$40 Annual Fee waived if premium received in first contract year is over $50,000 Values include the administrative charge equal to 0.15% of contract values.

               PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
              SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                      AVERAGE INITIAL PREMIUM = $45,000.


LAST 10 YEARS ENDING 12/31/96

                         Money Mkt    Mgd Bond    Govt Secty     High Yield     Equity Income   Multi-Strat   Intern'l
Start Date                  N/A          N/A         N/A            N/A              N/A            N/A          N/A
Beginning AUV
End Date
Ending AUV
Annual Fee ($30)
CDSC
Ending ERV
AATR W/Drawal
AATR  Account


                          Growth    Equity Index  Growth LT     Equity       Bond + Income    Emerg Mkts  Aggsv Eqty
Start Date                  N/A          N/A         N/A         12/31/86         12/31/86        N/A        N/A
Beginning AUV                                                    5.107392         5.971820
End Date                                                         12/31/96         12/31/96
Ending AUV                                                      15.473789        12.938437
Annual Fee ($30)                                                $    6.67            $6.67
CDSC                                                            $    -           $    -
Ending ERV                                                      $2,971.94        $2,124.19
AATR W/Drawal                                                       11.51%            7.82%
AATR  Account                                                       11.51%            7.82%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000) (to the
 power of (1/10))]-1
$40 Annual Fee waived if premium received in first contract year is over $50,000 Values include the administrative charge equal to 0.15% of contract values.

               PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
              SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                      AVERAGE INITIAL PREMIUM = $45,000.


FROM INCEPTION OF FUND

                          Money Mkt      Mgd Bond       Govt Secty      High Yield    Equity Income    Multi-Strat       Intern'l
Start Date                  1/4/88         1/4/88          1/4/88          1/4/88          1/4/88          1/4/88          1/4/88
Beginning AUV             8.583908       8.246542        8.379486        8.798085        7.941238        8.511313        7.587073
End Date                  12/31/96       12/31/96        12/31/96        12/31/96        12/31/96        12/31/96        12/31/96
Ending AUV               12.285719      16.583246       15.944148       20.682338       21.609596        19.65213        15.07215
Days                          3284           3284            3284            3284            3284            3284            3284
Annual Fee ($30)        $     6.00     $     6.00      $     6.00      $     6.00      $     6.00      $     6.00      $     6.00
CDSC                    $     -        $    -          $    -          $    -          $    -          $    -          $    -
Ending ERV              $ 1,405.21     $ 1,975.93      $ 1,869.47      $ 2,309.73      $ 2,674.63      $ 2,268.99      $ 1,951.36
AATR W/Drawal                 3.85%          7.86%           7.20%           9.75%          11.55%           9.53%           7.71%
AATR  Account                 3.86%          7.87%           7.21%           9.75%          11.56%           9.54%           7.72%


                            Growth     Equity Index     Growth LT         Equity      Bond + Income     Emerg Mkts      Aggsv Eqty
Start Date                  1/4/88        1/30/91          1/3/94          1/3/84          1/3/84          4/1/96          4/1/96
Beginning AUV             7.433832       9.262364        9.999890        3.027990        3.406200       10.000000       10.000000
End Date                  12/31/96       12/31/96        12/31/96        12/31/96        12/31/96        12/31/96        12/31/96
Ending AUV               24.359206      21.293399        17.58916       15.473789       12.938437        9.587200       10.687810
Days                          3284           2162            1093            4746            4746             274             274
Annual Fee ($30)        $     6.00      $    3.95       $    2.00       $    8.66       $    8.66         $  0.50       $    0.50
CDSC                    $     -         $    7.00       $   45.00       $      -        $      -          $ 54.00       $   54.00
Ending ERV              $ 3,222.07      $2,272.39       $1,703.55       $4,991.49       $3,709.73         $903.14       $1,013.08
AATR W/Drawal                13.89%         14.86%          19.47%          13.16%          10.61%          -9.69%           1.31%
AATR  Account                13.89%         14.87%          20.53%          13.16%          10.61%          -4.24%           6.76%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000) (to the
 power of (365/# days))]-1
Emerging Markets and Aggressive Equity are Total Returns = (ERV/$1000)-1
$40 Annual Fee waived if premium received in first contract year is over $50,000 Values include the administrative charge of 0.15% of contract values.

               PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
              SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                      AVERAGE INITIAL PREMIUM = $45,000.


FROM INCEPTION OF SEPARATE ACCOUNT

                         Money Mkt       Mgd Bond       Govt Secty      High Yield    Equity Income    Multi-Strat       Intern'l
Start Date                7/24/90          9/5/90         8/22/90         8/16/90         8/16/90         9/25/90         8/16/90
Beginning AUV           10.000000       10.000000       10.000000       10.000000       10.000000       10.000000       10.000000
End Date                 12/31/96        12/31/96        12/31/96        12/31/96        12/31/96        12/31/96        12/31/96
Ending AUV              12.285719       16.583246       15.944148       20.682338       21.609596       19.652130       15.072150
Days                         2352            2309            2323            2329            2329            2289            2329
Annual Fee ($30)        $    4.29       $    4.21       $    4.24       $    4.25       $    4.25       $    4.18       $    4.25
CDSC                    $      -        $      -        $      -        $      -        $      -        $      -        $      -
Ending ERV              $1,211.99       $1,637.66       $1,573.90       $2,042.68       $2,133.76       $1,941.11       $1,486.98
AATR W/Drawal                3.03%           8.11%           7.39%          11.84%          12.61%          11.16%           6.42%
AATR  Account                3.03%           8.11%           7.39%          11.85%          12.61%          11.16%           6.42%


                          Growth       Equity Index     Growth LT         Equity      Bond + Income     Emerg Mkts      Aggsv Eqty
Start Date                8/16/90         2/11/91          1/4/94          1/3/84          1/3/84          4/1/96          4/1/96
Beginning AUV           10.000000       10.000000       10.000000        3.027990        3.406200       10.000000       10.000000
End Date                 12/31/96        12/31/96        12/31/96        12/31/96        12/31/96        12/31/96        12/31/96
Ending AUV              24.359206       21.293399       17.589160       15.473789       12.938437        9.587200       10.687810
Days                         2329            2150            1092            4746            4746             274             274
Annual Fee ($30)        $    4.25           $3.92       $    1.98       $    8.66       $    8.66         $  0.50       $    0.50
CDSC                    $      -        $      -        $   45.00       $      -        $      -          $ 54.00       $   54.00
Ending ERV              $2,406.17       $2,104.70       $1,703.53       $4,991.49       $3,709.73         $903.14       $1,013.08
AATR W/Drawal               14.75%          13.47%          19.49%          13.16%          10.61%          -9.69%           1.31%
AATR  Account               14.75%          13.47%          20.55%          13.16%          10.61%          -4.24%           6.76%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000) (to the
 power of (365/# days))]-1
Emerging Markets and Aggressive Equity are Total Returns = (ERV/$1000)-1
$40 Annual Fee waived if premium received in first contract year is over $50,000 Values include the administrative charge equal to 0.15% of contract values.